UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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/ X /	Definitive Proxy Statement.

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/ /	Soliciting Material under § 240.14a-12.

PUTNAM MANAGED MUNICIPAL INCOME TRUST PUTNAM MASTER INTERMEDIATE INCOME TRUST PUTNAM MUNICIPAL OPPORTUNITIES TRUST PUTNAM PREMIER INCOME TRUST
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

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We Need Your Vote

Please vote today on matters affecting your investment in the Putnam closed-end funds.

Your prompt response to this proxy statement is important.

Voting now can help save costs.

Voting Options

See enclosed voting card for instructions.

Online

Phone

Mail

FRANKLIN TEMPLETON

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A message from the Trustees
of the Putnam funds

Putnam Managed Municipal Income Trust
Putnam Master Intermediate Income Trust
Putnam Municipal Opportunities Trust
Putnam Premier Income Trust

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on important matters affecting your investment in one or more of the Putnam closed-end funds. The Putnam closed-end funds will hold their annual shareholder meetings on April 25, 2025, in Boston, Massachusetts. We are asking you — and all shareholders — to consider and vote on the important matters described below.

You may vote conveniently by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend the annual shareholder meeting on April 25, 2025, and vote your shares during the meeting with respect to the following matters:

1. Fixing the number of Trustees at 8 and electing Trustees.

Shareholders of each fund are being asked to fix the number of Trustees at 8 and to elect Trustees at the upcoming annual meeting. Although Trustees do not manage fund portfolios, they play an important role in protecting shareholders. Trustees are responsible for approving the fees paid to your fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws, and overseeing the voting of proxies for the fund’s portfolio securities.

Detailed information regarding this proposal may be found in the enclosed proxy statement.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will

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increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendations.

Your vote is extremely important. If you have questions, please call toll-free 1-800-713-9960 or contact your financial advisor.

We appreciate your participation and prompt response, and thank you for investing in the Putnam funds.

March 25, 2025

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Table of Contents

Notice of Annual Meeting of Shareholders	7
Trustees’ Recommendations	8
The Proposals	9
1a. FIXING THE NUMBER OF TRUSTEES AT 8	9
1b. ELECTING TRUSTEES	9

Further Information About Voting and the Annual Meeting	31
Fund Information	36

PROXY CARD ENCLOSED

If you have any questions, please call toll-free 1-800-713-9960 or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be Held on April 25, 2025.

The proxy statement is available at https://vote.proxyonline.com/Putnam/docs/2025annual.pdf.

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Notice of Annual Meeting of Shareholders

To the Shareholders of:

PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM PREMIER INCOME TRUST

This is the formal agenda for your fund’s annual shareholder meeting. It tells you what proposals will be voted on and the time and place of the annual meeting.

The annual meeting of shareholders of your fund will be held on April 25, 2025 at 11:00 a.m., Boston time, at the principal offices of the funds, 100 Federal Street, Boston, MA 02110, to consider the following proposals:

Proposal	Proposal Description	Affected Funds
1a.	Fixing the number of Trustees at 8.	All funds
1b.	Electing Trustees.	All funds

As part of our effort to maintain a safe and healthy environment at the annual meeting, each fund and the Trustees closely monitor statements issued by the Centers for Disease Control and Prevention (cdc.gov). For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting.

By Michael J. Higgins, Clerk, and by the Trustees

Barbara M. Baumann, Chair

Liaquat Ahamed	George Putnam III
Katinka Domotorffy	Robert L. Reynolds
Catharine Bond Hill	Manoj P. Singh
Gregory G. McGreevey	Mona K. Sutphen
Jennifer Williams Murphy	Jane E. Trust
Marie Pillai

In order for you to be represented at your fund’s annual shareholder meeting, we urge you to record your voting instructions over the internet or by telephone or to mark, sign, date, and mail the enclosed proxy card(s) in the postage-paid envelope provided.

March 25, 2025

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Proxy Statement

This document gives you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please call toll-free 1-800-713-9960 or call your financial advisor.

Proposal	Proposal Description	Affected Funds
1a.	Fixing the number of Trustees at 8.	All funds
1b.	Electing Trustees.	All funds

Who is asking for your vote?

The enclosed proxy is solicited by the current Trustees of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust (the “Putnam Funds Boards”) for use at each fund’s annual meeting of shareholders to be held on April 25, 2025 and, if your fund’s meeting is adjourned, or postponed, at any later sessions, for the purposes stated in the Notice of Annual Meeting of Shareholders (see previous page). The Notice of Annual Meeting of Shareholders, the proxy card, and this proxy statement are being mailed beginning on or about March 25, 2025.

How do your fund’s Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1a. FOR fixing the number of Trustees at 8;

1b. FOR electing your fund’s nominees for Trustees.

Who is eligible to vote?

Shareholders of record of each fund at the close of business on February 6, 2025 (the “Record Date”) are entitled to be present and to vote at the annual meeting or, if it is adjourned, at any later sessions. Shareholders of each fund vote separately with respect to each proposal.

Each common shareholder and each preferred shareholder (if applicable) will be entitled to one vote for each share held, with fractional shares voting proportionately. For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, the only funds with outstanding preferred shares, the holders of preferred shares and holders of common shares for each fund will vote together as a single class, unless otherwise noted. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendations. If any other business properly comes before your fund’s annual meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

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The Proposals

1a. FIXING THE NUMBER OF TRUSTEES AT 8

Each fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) states that shareholders shall fix the number of Trustees on the fund’s Board of Trustees (the “Board”) at each annual meeting. Each fund currently has 12 Trustees on its Board. As discussed below, the Board Policy and Nominating Committee of the Putnam Funds Board has nominated a new slate of 8 nominees for Trustee of your fund, each of whom currently serves as a Trustee for other closed-end funds managed by Franklin Advisers, Inc. (“Franklin Advisers”) or its affiliates. Additional information regarding each nominee and the proposal is set forth below. The Putnam Funds Board, based on the recommendation of its Board Policy and Nominating Committee, recommends that shareholders fix the number of Trustees on your fund’s Board at 8.

For each fund, if a quorum is present at the annual meeting, a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will fix the number of Trustees. In the case of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, the holders of common and preferred shares vote together as a single class for Proposal 1a.

The Trustees of your fund unanimously recommend that shareholders vote “FOR” fixing the number of Trustees at 8.

1b. ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Putnam Funds Board is responsible for recommending nominees for Trustees of your fund. The Board Policy and Nominating Committee consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or of Franklin Advisers, your fund’s investment adviser. Those Trustees who are not “interested persons” of your fund or of Franklin Advisers are referred to as “Independent Trustees” throughout this proxy statement.

Currently, the Putnam Funds Board oversees each of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust, as well as 89 open-end funds and 12 exchange-traded funds.

In January 2025, Franklin Advisers recommended to the Putnam Funds Board that it consider nominating a new slate of Trustees to oversee your fund, noting that these proposed Trustees comprise a board (the “Franklin CEF Board”) that is dedicated solely to the oversight of closed-end funds advised by Franklin Advisers or its affiliates. The Franklin Advisers recommendation was based on its view that the Franklin CEF Board, because it oversees only closed-end funds with a range of strategies, terms, and other circumstances, offered benefits in terms of the administrative efficiency of its oversight process and had significant pertinent experience. Franklin Advisers believed that electing the Franklin CEF Board members to oversee your fund would promote consistency of policies, procedures, and oversight across a larger group of Franklin Templeton closed-end funds and would promote efficient and effective communications among Board members with oversight responsibility for a combined set of closed-end funds. Franklin Advisers also believed that this scale may create greater opportunity in fee negotiations with third-party service providers that, upon implementation, would service one rather than two boards. Finally, Franklin Advisers asserted that there would be efficiencies for the Franklin Advisers and other management teams that work currently with two separate boards, allowing the teams to maintain and enhance service quality in an environment of ever-increasing complexity. The

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Putnam Funds Board considered Franklin Advisers’ views and conducted a due diligence process in which it considered, among other things, the Franklin CEF Board’s experience overseeing closed-end funds and interacting with Franklin Advisers and its affiliates with respect to various closed-end fund issues, including investment strategy matters, the use of leverage, fees and expenses, and distribution policies. The Putnam Funds Board also reviewed the applicable experience and skill sets of each of the nominees and certain members of the Putnam Funds Board met with certain members of the Franklin CEF Board. At the conclusion of this due diligence process, the Board Policy and Nominating Committee of the Putnam Funds Board recommended, and the Putnam Funds Board nominated, each of the 8 members of the Franklin CEF Board for election as a Trustee of your fund. Each of your fund’s current Trustees was elected at your fund’s April 26, 2024 shareholder meeting to serve until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed. Accordingly, it is expected that each of your fund’s current Trustees will serve as Trustee of your fund until the proposed 8 nominees for Trustee are elected and qualified, at which point your fund will be under the oversight of the Franklin CEF Board.

Each fund’s Declaration of Trust requires that shareholders elect the fund’s Trustees by a plurality vote at the fund’s annual meeting. The Putnam Funds Board, based on the recommendation of the Board Policy and Nominating Committee, recommends that you vote for the election of the new slate of 8 nominees described in the following pages.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust only.

Pursuant to the Amended and Restated Bylaws of each fund and the 1940 Act, holders of the preferred shares of your fund, voting as a separate class, are entitled to elect two nominees for Trustees. Robert D. Agdern and Peter Mason have been nominated for election as Trustees by the holders of the preferred shares, voting as a separate class, while the other nominees have been nominated for election by the holders of the preferred shares and common shares voting together as a single class. If there is not a quorum of the preferred shares of your fund at the meeting, but there is a quorum of the common and preferred shares voting together and the nominees for election by the common and preferred shares are elected, Ms. Domortorffy and Mr. Putnam, who have previously been elected by the holders of each fund’s preferred shared, intend to resign from the Board. Additionally, each Trust’s Amended and Restated Declaration of Trust provides that the Board may appoint Trustees to fill any vacancies on the Board.

Biographical Information For The Funds’ Nominees and Current Trustees.

Franklin CEF Board

The nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past five years, and other information about the nominee’s professional background, including other directorships the nominee holds. Each of the nominees currently serves as a Trustee overseeing 17 closed-end funds advised by Franklin Advisers or its affiliates and, upon election, is proposed to serve until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed. Ms. Trust also serves as Trustee of 123 other funds that are advised by one or more affiliates of Franklin Advisers.

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Independent Trustee Nominees Name, Address[1], Year of Birth, and Length of Service as a Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Robert D. Agdern (Born 1950)	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).	Director of certain closed-end funds advised by Franklin Templeton Fund Adviser, LLC and its affiliates (since 2015)
Carol L. Colman, CFA (Born 1946)	President, Colman Consulting Company (consulting)	Director of certain closed-end funds advised by Franklin Templeton Fund Adviser, LLC and its affiliates (since 2007)
Anthony Grillo (Born 1955)	Retired; Founder, Managing Director and Partner of American Securities Opportunity Funds (private equity and credit firm) (2006 to 2018); formerly, Senior Managing Director of Evercore Partners Inc. (investment banking) (2001 to 2004); Senior Managing Director of Joseph Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001); Senior Managing Director of The Blackstone Group L.P. (private equity and credit firm) (1991 to 1999)	Director of certain closed-end funds advised by Franklin Templeton Fund Adviser, LLC and its affiliates (since 2024); Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)
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Independent Trustee Nominees Name, Address[1], Year of Birth, and Length of Service as a Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Eileen A. Kamerick (Born 1958)	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (since 2015); National Association of Corporate Directors Board Leadership Fellow (since 2016, with Directorship Certification since 2019) and NACD 2022 Directorship 100 honoree; Adjunct Professor, Georgetown University Law Center (since 2021); Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, University of Iowa College of Law (since 2007); formerly, Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)	Director of certain closed-end funds advised by Franklin Templeton Fund Adviser, LLC and its affiliates (since 2013); Director, VALIC Company I (since October 2022); Director of ACV Auctions Inc. (since 2021); Director of Associated Banc-Corp (financial services company) (since 2007); formerly, Director of Hochschild Mining plc (precious metals company) (2016 to 2023); formerly Trustee of AIG Funds and Anchor Series Trust (2018 to 2021)
Nisha Kumar (Born 1970)	Formerly, Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (2011 to 2021); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009); Member of the Council on Foreign Relations	Director of certain closed-end funds advised by Franklin Templeton Fund Adviser, LLC and its affiliates (since 2019); Director of Stonepeak-Plus Infrastructure Fund LP (since 2025); Director of Birkenstock Holding plc (since 2023); Director of The India Fund, Inc. (since 2016); formerly, Director of Aberdeen Income Credit Strategies Fund (2017 to 2018); and Director of The Asia Tigers Fund, Inc. (2016 to 2018)
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Independent Trustee Nominees Name, Address[1], Year of Birth, and Length of Service as a Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Peter Mason (Born 1959)	Arbitrator and Mediator (self- employed) (since 2021); formerly, Global General Counsel of UNICEF (non-governmental organization) (1998-2021)

Director of certain closed-end funds advised by Franklin Templeton Fund Adviser, LLC and its affiliates (since 2024); Chairman of University of Sydney USA Foundation (since 2020); Director of the Radio Workshop US, Inc. (since 2023)

Hillary A. Sale (Born 1961)	Agnes Williams Sesquicentennial Professor of Leadership and Corporate Governance, Georgetown Law Center; and Professor of Management, McDonough School of Business (since 2018); formerly, Associate Dean for Strategy, Georgetown Law Center (2020-2023); National Association of Corporate Directors Board Faculty Member (since 2021); formerly, a Member of the Board of Governors of FINRA (2016-2022)	Director of certain closed-end funds advised by Franklin Templeton Fund Adviser, LLC and its affiliates (since 2024); Director of CBOE U.S. Securities Exchanges, CBOE Futures Exchange, and CBOE SEF, Director (Since 2022); Advisory Board Member of Foundation Press (academic book publisher) (since 2019); Chair of DirectWomen Board Institute (since 2019); formerly, Member of DirectWomen (nonprofit) (2007-2022)

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Interested Trustees

Name, Address[1], Year of Birth and Length of Service as a Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Jane E. Trust, CFA (Born 1962)	Since 2020, Senior Vice President, Fund Board Management, Franklin Templeton. Since 2015, Officer and/or Trustee/Director of 123 funds associated with Franklin Templeton Fund Advisor, LLC (“FTFA”) or its affiliates, and President and Chief Executive Officer of FTFA. From 2018 to 2020, Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”). From 2016 to 2018, Managing Director of Legg Mason & Co. In 2015, Senior Vice President of FTFA.	Director of certain closed-end funds advised by Franklin Templeton Fund Adviser, LLC and its affiliates (since 2015)

1 The address of each nominee for Trustee is c/o Chairman of the Fund, Franklin Templeton, 620 Eighth Avenue, 47th Floor, New York, NY 10018.

2 If elected, each nominee for Trustee will serve a term beginning from April 25, 2025, until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed.

The Board Policy and Nominating Committee of the Putnam Funds Board is responsible for recommending nominees for election to the Board for its approval. As is described in more detail below, the Committee considers the skills and characteristics that it determines would most benefit the Putnam funds, and considers diversity of background, experience, and views. In recommending the election of the nominees as Trustees, the Committee generally considered these matters and the educational, business, and professional experience of each nominee in determining his or her qualifications to serve as a Trustee of the fund, including the nominee’s record of service as a director or trustee of public and private organizations. This included each nominee’s service as a member of the Franklin CEF Board. The Committee also considered, among other factors, the particular attributes described below with respect to each individual nominee for Trustee: Mr. Agdern, experience in business and as a legal professional; Ms. Colman, experience as a consultant and investment professional; Mr. Grillo, experience as a managing director of a private equity and credit firm and experience in investment banking; Ms. Kamerick, experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company; Ms. Kumar, financial and accounting experience as the chief financial officer of other companies and experience as a board member of private equity funds; Mr. Mason, legal and managerial experience; Ms. Sale, experience as a college professor and experience as a board member for financial and corporate institutions; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Franklin Templeton and affiliated entities. References to the qualifications, attributes and skills of the nominees for Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any nominee from Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any person or on the Board by reason thereof.

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Each of the nominees has agreed to serve as a Trustee, if elected. If any nominee is unavailable for election at the time of the annual meeting, which is not anticipated, the persons designated on the proxy card may vote for other nominees at their discretion or may fix the number of Trustees at fewer than 8 for your fund.

Putnam Funds Board

The Putnam Funds Board’s current Trustees and their backgrounds are shown in the following pages. This information includes each current Trustee’s name, year of birth, principal occupation(s) during the past five years, and other information about the nominee’s professional background, including other directorships the nominee holds. The Putnam funds complex is composed of the Putnam mutual funds, closed-end funds, and exchange-traded funds (collectively, the “Putnam funds”) and other funds advised by one or more affiliates of Franklin Advisers. As of December 31, 2024, there were 105 Putnam funds, including 89 mutual funds, 4 closed-end funds and 12 exchange-traded funds. Ms. Trust also serves as Trustee of 123 other funds that are advised by one or more affiliates of Franklin Advisers. The address of all of the current Trustees is 100 Federal Street, Boston, Massachusetts 02110.

Independent Trustees Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Liaquat Ahamed (Born 1952), Trustee since 2012	Author; won Pulitzer Prize for Lords of Finance: The Bankers Who Broke the World.	Chair of the Sun Valley Writers Conference, a literary not-for-profit organization; and a Trustee of the Journal of Philosophy.
Barbara M. Baumann (Born 1955), Trustee since 2010, Vice Chair 2022 to 2024, Chair since 2024	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children’s Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.
Katinka Domotorffy (Born 1975), Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.
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Independent Trustees Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Catharine Bond Hill (Born 1954), Trustee since 2017

Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change.

From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Director of Yale-NUS College; and Trustee of Yale University.
Gregory G. McGreevey (Born 1962), Trustee since 2024	Until 2023, Senior Managing Director, Investments, Invesco Ltd., a global investment firm.	Previously, a Director of Invesco Mortgage Capital, Inc., a publicly traded real estate investment trust.
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Independent Trustees Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
*Jennifer Williams Murphy (Born 1964), Trustee since 2022

Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of

Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Previously, a Director of Western Asset Mortgage Capital Corporation.
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Independent Trustees Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Marie Pillai (Born 1954), Trustee since 2022	Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer and Treasurer of General Mills, Inc., a global food company.	Member of the Investment Committee of the Bush Foundation, a non-profit organization supporting community problem-solving in Minnesota, North Dakota and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.
George Putnam III (Born 1951), Trustee since 1984	Chair of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Director of The Boston Family Office, LLC, a registered investment adviser; a Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

Manoj P. Singh (Born 1952), Trustee since 2017	Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico and Southeast Asia.	Director of ReNew Energy Global Plc, a publicly traded renewable energy company; Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children’s education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.
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Independent Trustees Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Mona K. Sutphen (Born 1967), Trustee since 2020	Partner, Investment Strategies at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.	Director of Spotify Technology S.A., a publicly traded audio content streaming service; Director of Unitek Learning, a private nursing and medical services education provider in the United States; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; member of the Advisory Board for the Center on Global Energy Policy at Columbia University’s School of International and Public Affairs; previously Director of Pattern Energy and Pioneer Natural Resources, publicly traded energy companies; and previously Managing Director of UBS AG.

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Interested Trustees

Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
**Robert L. Reynolds (Born 1952), Trustee since 2008	Chair of Great-West Lifeco U.S. LLC. Prior to 2019, also President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. LLC, a holding company that owns Putnam Investments and Great-West Financial, and a member of Great-West Financial’s Board of Directors. Until 2023, President and Chief Executive Officer of Putnam Investments, President and Chief Executive Officer of Putnam Investment Management, LLC and member of Putnam Investments’ Board of Directors.	Director of the Concord Museum; Director of Dana-Farber Cancer Institute; Director of the U.S. Ski & Snowboard Foundation; Chair of the Boston Advisory Board of the American Ireland Fund; Council Co-Chair of the American Enterprise Institute; Member of U.S. Chamber of Commerce, Center for Capital Markets Competitiveness; Chair of Massachusetts High Technology Council; Member of the Chief Executives Club of Boston; Member of the Massachusetts General Hospital President’s Council; Chairman of the Board of Directors of the Ron Burton Training Village; Director and former Chair of the Massachusetts Competitive Partnership; former Chair of the West Virginia University Foundation; and former Executive Committee Member of the Greater Boston Chamber of Commerce.
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*** Jane E. Trust (Born 1962), Trustee since 2024	Since 2020, Senior Vice President, Fund Board Management, Franklin Templeton. Since 2015, Officer and/or Trustee/Director of 123 funds associated with Franklin Templeton Fund Advisor, LLC (“FTFA”) or its affiliates, and President and Chief Executive Officer of FTFA. From 2018 to 2020, Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”). From 2016 to 2018, Managing Director of Legg Mason & Co. In 2015, Senior Vice President of FTFA.	None.

1 The address of each current Trustee is 100 Federal Street, Boston, MA 02110.

2 Each current Trustee will serve until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed.

* Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Resources, Inc. (“Franklin Templeton”), and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of September 30, 2024. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the funds.

** Trustee who is an "interested person" (as defined in the 1940 Act) of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, Putnam Premier Income Trust, and Franklin Advisers. Mr. Reynolds is deemed an "interested person" by virtue of his position as an officer of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust and his direct beneficial interest in shares of Franklin Templeton, of which Franklin Advisers is an indirect wholly-owned subsidiary. Mr. Reynolds is the President of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, Putnam Premier Income Trust, and each of the other Putnam funds, and prior to January 1, 2024, Mr. Reynolds was President and Chief Executive Officer of Putnam Investment Management, LLC (“Putnam Management”) and Putnam Investments, LLC, the previous parent company to Putnam Management.

*** Trustee who is an “interested person” (as defined in the 1940 Act) of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, Putnam Premier Income Trust and Franklin Advisers. Ms. Trust is deemed an “interested person” by virtue of her positions with certain affiliates of Franklin Advisers.

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What are the Trustees’ responsibilities?

Franklin CEF Board

Responsibilities of the Board of Trustees

If elected, the proposed slate of nominees for your fund’s Board of Trustees will be responsible under applicable state law for overseeing generally the management and operations of the fund. The Board will oversee the fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the fund’s management and evaluating the performance of the fund’s service providers. As part of this process, the Trustees will consult with the fund’s independent auditors and with their own separate independent counsel.

If elected, the nominees for Trustees will review the fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to the fund. As part of this process, the Trustees will review the fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the fund continues to have access to high quality services in the future.

The Board will have a standing Audit Committee, Nominating Committee, Compensation Committee and Pricing and Valuation Committee that meet periodically and whose responsibilities are described below. Each of the Audit Committee, Nominating Committee, Compensation Committee and Pricing and Valuation Committee of the Board will be composed of all Trustees who have been determined not to be “interested persons” of the fund, Franklin Advisers or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Trustees”), and chaired by an Independent Trustees. The Board in its discretion from time to time may establish ad hoc committees.

Audit Committee. The fund’s Audit Committee will be composed entirely of all of the Independent Trustees. The principal functions of the Audit Committee will be to: (a) assist Board oversight of (i) the integrity of the fund’s financial reporting, (ii) the fund’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the fund’s independent registered public accountants and (iv) the performance of the fund’s internal audit function and independent registered public accountants; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the fund and certain other persons by the fund’s independent registered public accounting firm; and (d) prepare the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the fund’s annual Proxy Statement. The Audit Committee will operate under a written charter adopted and approved by the Board, a copy of which will be available on the fund’s website at www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the fund.

Nominating Committee. The fund’s Nominating Committee, the principal function of which will be to select and nominate candidates for election as Directors of the fund, will be composed of all of the Independent Trustees. The Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee will operate under a

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written charter adopted and approved by the Board, a copy of which will be available on the fund’s website at www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the fund.

The Nominating Committee will identify potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee will meet to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee will not have specific, minimum qualifications for nominees, and will not establish specific qualities or skills that it regards as necessary for one or more of the fund’s Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Trustee of the fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment manager of the fund, fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the fund;

•	the contribution which the person can make to the Board and the fund (or, if the person has previously served as a Director of the fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the fund’s retirement policies.

Pricing and Valuation Committee. The fund’s Pricing and Valuation Committee will be composed of all of the Independent Trustees. The principal function of the Pricing and Valuation Committee will be to assist the Board with its oversight of the process for valuing portfolio securities in light of applicable law, regulatory guidance and applicable policies and procedures adopted by the fund.

Compensation Committee. The fund’s Compensation Committee will be composed entirely of all of the Independent Trustees. The principal function of the Compensation Committee will be to recommend the appropriate compensation of the Independent Directors for their service on the Board and the committees of the Board. The Compensation Committee will operate under a written charter adopted and approved by the Board, a copy of which will be available on the fund’s website at www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the fund.

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Risk Oversight. The Board’s role in risk oversight of the fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the fund. In line with this oversight responsibility, the Board will receive reports and make inquiries at its regular meetings and as needed regarding the nature and extent of significant fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the fund, but will rely upon the fund’s management (including the fund’s portfolio managers) and Chief Compliance Officer, who reports directly to the Board, and Franklin Advisers to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from fund management and Franklin Advisers regarding the fund’s investment program and activities, the Board as part of its risk oversight efforts will meet at its regular meetings and as needed with the fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board will regularly meet with the fund’s independent public accounting firm to review, among other things, reports on the fund’s internal controls for financial reporting.

The Board believes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Putnam Funds Board

Your fund’s current Trustees are responsible for the general oversight of your fund’s affairs. The Trustees regularly review your fund’s investment performance as well as the quality of other services provided to your fund and its shareholders by Franklin Advisers and its affiliates, including administration and shareholder servicing. The Trustees review and evaluate the fees and operating expenses paid by your fund for these services, typically on an annual basis, and negotiate changes if they deem it appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund’s independent counsel and other experts as appropriate, selected by and responsible to the Trustees. A description of the current Board leadership structure and the Board’s Committee’s appears in Appendix A.

How large of a stake do the nominees and current Trustees have in the Putnam family of funds?

Franklin CEF Board

The table below shows the number of shares of each fund beneficially owned by each nominee, as well as the value of each nominee’s holdings in each fund and in all of the funds in the Putnam family of funds as of December 31, 2024. As a group, the nominees owned shares of the Putnam family of funds valued under $100,000 as of December 31, 2024.

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Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Managed Municipal Income Trust		Putnam Master Intermediate Income Trust		Putnam Municipal Opportunities Trust		Putnam Premier Income Trust
Robert D. Agdern	$0	0	$0	0	$0	0	$0	0
Carol L. Colman	$0	0	$0	0	$0	0	$0	0
Anthony Grillo	$0	0	$0	0	$0	0	$0	0
Eileen A. Kamerick	$0	0	$0	0	$0	0	$0	0
Nisha Kumar	$0	0	$0	0	$0	0	$0	0
Peter Mason	$0	0	$0	0	$0	0	$0	0
Hillary A. Sale	$0	0	$0	0	$0	0	$0	0
Interested Nominee
Jane E. Trust	$0	0	$0	0	$0	0	$0	0
Nominees as a group	$0	0	$0	0	$0	0	$0	0

Name of Trustee/Nominee	Aggregate Dollar Range of Shares Held in All Funds in the Putnam family of funds Overseen by Trustee
Robert D. Agdern	$0
Carol L. Colman	$0
Anthony Grillo	$0
Eileen A. Kamerick	$0
Nisha Kumar	$0
Peter Mason	$0
Hillary A. Sale	$0
Interested Trustee
Jane E. Trust	$0

Putnam Funds Board

The current Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares of each fund beneficially owned by each current Trustee, as well as the value of each current Trustee’s holdings in each fund and in all of the funds in the Putnam family of funds as of December 31, 2024. As a group, the Trustees owned shares of the Putnam family of funds valued at approximately $69 million, as of December 31, 2024.

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Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Managed Municipal Income Trust		Putnam Master Intermediate Income Trust		Putnam Municipal Opportunities Trust		Putnam Premier Income Trust
Liaquat Ahamed	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Barbara M. Baumann	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Katinka Domotorffy	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Catharine Bond Hill	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Gregory G. McGreevey	$0.00	0..0000	$0.00	0.0000	$0.00	0.0000	$0.00	0.0000
Jennifer Williams Murphy	$0.00	0.0000	$1-$10,000	299.0000	$0.00	0.0000	$1-$10,000	272.0000
Marie Pillai	$1-$10,000	173.7630	$1-$10,000	313.6650	$1-$10,000	100.2560	$1-$10,000	286.8060
George Putnam III	$10,001-$50,000	3,815.0000	$1-$10,000	2,178.0000	$10,001-$50,000	3,788.0000	$1-$10,000	2,505.0000
Manoj P. Singh	$1-$10,000	171.0000	$1-$10,000	313.0000	$1-$10,000	101.0000	$1-$10,000	276.0000
Mona K. Sutphen	$1-$10,000	149.0000	$1-$10,000	298.0000	$1-$10,000	89.0000	$1-$10,000	268.0000
Interested Trustees
Robert L. Reynolds (1)	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Jane E. Trust	$0.00	0.0000	$0.00	0.0000	$0.00	0.0000	$0.00	0.0000
Trustees as a group	$10,001-$50,000	4,808.7630	$10,001-$50,000	3,901.6650	$10,001-$50,000	4,578.2560	$10,001-$50,000	4,107.8060

Name of Trustee/Nominee	Aggregate Dollar Range of Shares Held in All Funds in the Putnam family of funds Overseen by Trustee
Liaquat Ahamed	Over 100,000
Barbara M. Baumann	Over 100,000
Katinka Domotorffy	Over 100,000
Catharine Bond Hill	Over 100,000
Gregory G. McGreevey	$0
Jennifer Williams Murphy	$10,001-$50,000
Marie Pillai	Over 100,000
George Putnam III	Over 100,000
Manoj P. Singh	Over 100,000
Mona K. Sutphen	Over 100,000
Interested Trustees
Robert L. Reynolds (1)	Over 100,000
Jane E. Trust	$0

(1) Trustee who is an "interested person" (as defined in the 1940 Act) of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, Putnam Premier Income Trust, and Franklin Advisers. Mr. Reynolds is deemed an "interested person" by virtue of his position as an officer of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust and his direct beneficial interest in shares of Franklin Templeton, of which Franklin Advisers is an indirect, wholly-owned subsidiary. Mr. Reynolds is the President of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, Putnam Premier Income Trust, and each of the other Putnam funds, and prior to January 1, 2024, Mr. Reynolds was President and Chief Executive Officer of Putnam Management and Putnam Investments, LLC, the previous parent company to Putnam Management.

As of March 1, 2025, none of the current Trustees owned any preferred shares of Putnam Managed Municipal Income Trust or Putnam Municipal Opportunities Trust. As of March 1, 2025, each Trustee, and the officers and Trustees of the fund as a group, owned less than 1% of each fund’s outstanding common shares.

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How can shareholders communicate with the Trustees?

The Board provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: “Board of Trustees” or any specified Trustee(s)
100 Federal Street
Boston, Massachusetts 02110

Written communications must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares, and include the class and number of shares held by the shareholder as of a recent date.

Representatives of the funds’ transfer agent will review all communications sent to Trustees and, as deemed appropriate, will provide copies and/or summaries of communications to the Trustees.

How often do the Trustees meet?

Franklin CEF Board

The Franklin CEF Board expects to typically hold four regularly scheduled meetings each year, and additional meetings as needed.

Putnam Funds Board

The current Trustees hold regular in-person meetings eight times each year, usually over a two-day period, to review the operations of the Putnam funds. A portion of these meetings is devoted to meetings of various committees of the Putnam Funds Board that focus on particular matters. Each Independent Trustee generally attends several formal committee meetings during each regular meeting of the Trustees, including meetings with senior investment personnel and portfolio managers to review recent performance and the current investment climate for selected funds. These meetings ensure that fund performance is reviewed in detail on at least an annual basis. The committees of the Putnam Funds Board, including the Executive Committee, may also meet on special occasions as the need arises. During the calendar year 2024, each Trustee attended at least 75% of the Putnam Funds Board and applicable committee meetings noted for each fund and the average Trustee participated in approximately 35 Board and committee meetings.

The number of times the full Putnam Funds Board and each committee met during calendar year 2024 is shown in the table below:

Board of Trustees	12
Audit, Compliance and Risk Committee	13
Board Policy and Nominating Committee	8
Brokerage Committee	3
Contract Committee	8
Exchange-Traded Fund Committee	4
Executive Committee	1
Investment Oversight Committee A	5
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Investment Oversight Committee B	5
Pricing Committee	8

The funds do not have a formal policy with respect to Trustee attendance at shareholder meetings. While various Trustees may attend shareholder meetings from time to time, your fund’s Trustees did not attend the last annual meeting of your fund. The Trustees are generally represented at shareholder meetings by their independent staff and independent counsel.

What are the Trustees paid for their services?

Franklin CEF Board

None of the nominees were paid any fees by a fund for the fiscal year ended October 31, 2024. None of the nominees received pension or retirement benefits from any fund in any fund’s last fiscal year. Persons who are employees, officers or directors of Franklin Advisers or an affiliate receive no remuneration for serving as Trustees. Total compensation paid to each nominee by each fund and by the Franklin funds complex for the year ended December 31, 2024.

	Aggregate compensa- tion from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensa- tion from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensa- tion from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensa- tion from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)

Trustees/ Nominees	Putnam Managed Municipal Income Trust		Putnam Master Intermediate Income Trust		Putnam Municipal Opportunities Trust		Putnam Premier Income Trust
Robert D. Agdern	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Carol L. Colman	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Anthony Grillo*	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Eileen A. Kamerick	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Nisha Kumar	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Peter Mason*	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Hillary A. Sale*	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Interested Trustee
Jane E. Trust	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

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	Estimated annual benefits from Franklin	Total compensation from
Trustees/Nominees	funds complex upon retirement ($)	Franklin funds complex ($)(1)
Robert D. Agdern	$0	$466,000
Carol L. Colman	$0	$371,000
Anthony Grillo*	$0	$32,989
Eileen A. Kamerick	$0	$506,000
Nisha Kumar	$0	$486,000
Peter Mason*	$0	$32,989
Hillary A. Sale*	$0	$32,989
Interested Trustee
Jane E. Trust	N/A	N/A

(1) The “Franklin funds complex” includes other funds advised by Franklin Advisers or its affiliates.

* Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became Directors of certain funds advised by affiliates of Franklin Advisers.

Putnam Funds Board

Each current Independent Trustee of the funds receives an annual retainer fee and additional fees for each Trustee meeting attended and for certain related services. The current Independent Trustees also are reimbursed for expenses they incur relating to their service as Trustees. All of the current Independent Trustees of the funds are Trustees of all of the funds in the Putnam family of funds.

The Putnam Funds Board periodically review the fees to ensure that they continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of current Independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting.

Under a retirement plan in effect for Trustees of Putnam funds elected to the Board before 2003 (the “Plan”), each eligible Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

The following tables include the year each current Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by each fund included in this proxy statement for its most recent fiscal year (ended prior to December 31, 2024), and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2024.

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	Aggregate compensa- tion from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensa- tion from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensa- tion from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensa- tion from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)

Trustees/ Officers	Putnam Managed Municipal Income Trust		Putnam Master Intermediate Income Trust		Putnam Municipal Opportunities Trust		Putnam Premier Income Trust
Liaquat Ahamed/2012(2)	$1,188	N/A	$668	N/A	$1,509	N/A	$1,477	N/A
Barbara M. Baumann/2010(2)(3)	$1,434	N/A	$763	N/A	$1,630	N/A	$1,687	N/A
Katinka Domotorffy/2012(2)	$1,188	N/A	$668	N/A	$1,509	N/A	$1,476	N/A
Catharine Bond Hill/2017(2)	$1,145	N/A	$606	N/A	$1,292	N/A	$1,339	N/A
Gregory G. McGreevey/2024(5)	$534	N/A	$193	N/A	N/A	N/A	$425	N/A
Jennifer Williams Murphy/2022	$1,188	N/A	$668	N/A	$1,509	N/A	$1,477	N/A
Marie Pillai/2022(2)	$1,096	N/A	$463	N/A	$642	N/A	$1,022	N/A
George Putnam III/1984(6)	$1,266	$315	$712	$168	$1,607	$366	$1,574	$371
Manoj P. Singh/2017(7)	$1,266	N/A	$712	N/A	$1,581	N/A	$1,574	N/A
Mona K. Sutphen/2020	$1,188	N/A	$668	N/A	$1,509	N/A	$1,477	N/A
Interested Trustees
Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jane E. Trust/2024(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Estimated annual benefits from Putnam	Total compensation from
Trustees/Year	funds complex upon retirement ($)(1)	Putnam funds complex ($)(2)
Liaquat Ahamed/2012(2)	N/A	$382,000
Barbara M. Baumann/2010(2)(3)	N/A	$464,500
Katinka Domotorffy/2012(2)	N/A	$382,000
Catharine Bond Hill/2017(2)	N/A	$368,660
Gregory G. McGreevey/2024(4)	N/A	$189,590
Jennifer Williams Murphy/2022	N/A	$382,000
Marie Pillai/2022(2)	N/A	$355,320
George Putnam III/1984(5)	$130,333	$407,000
Manoj P. Singh/2017(6)	N/A	$407,000
Mona K. Sutphen/2020	N/A	$382,000
Interested Trustees
Robert L. Reynolds/2008(7)	N/A	N/A
Jane E. Trust/2024(7)	N/A	N/A

(1) Estimated benefits for each current Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

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(2) As of December 31, 2024, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of each fund’s fiscal year ended prior to December 31, 2024, no amounts of deferred compensation were payable, including income earned on such amounts, to these Trustees by Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, or Putnam Premier Income Trust.

(3) Includes additional compensation to Ms. Baumann for service as Vice Chair of the Board of Trustees through June 30, 2024 and as Chair of the Board of Trustees thereafter.

(4) Mr. McGreevey was appointed to the Board of Trustees on May 17, 2024.

(5) Includes additional compensation to Mr. Putnam for service as Chair of the Contract Committee.

(6) Includes additional compensation to Mr. Singh for service as Chair of the Audit, Compliance and Risk Committee.

(7) Mr. Reynolds and Ms. Trust are "interested persons" of the funds and Franklin Advisers.

What is the voting requirement for electing Trustees?

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, if a quorum of preferred shares is present at the annual meeting, the two nominees for election as Trustees by the holders of the preferred shares, voting as a separate class, who receive the greatest number of affirmative votes cast by holders of the preferred shares will be elected Trustees. If a quorum of common and preferred shares is present, the applicable number of nominees for election as Trustees by the holders of the preferred shares and common shares, voting together as a single class, who receive the greatest number of affirmative votes cast by the holders of the preferred shares and common shares, voting together as a single class, will be elected as Trustees.

For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, if a quorum is present at the annual meeting, the applicable number of nominees for election as Trustees who receive the greatest number of affirmative votes cast by shareholders will be elected as Trustees.

The current Trustees unanimously recommend that shareholders vote “FOR” the election of your fund’s nominees.

Further Information About Voting and the Annual Meeting

Location. As part of our effort to maintain a safe and healthy environment at the annual meeting, each fund and the current Trustees closely monitor statements issued by the Centers for Disease Control and Prevention (cdc.gov). For that reason, the current Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting. Subject to any restrictions imposed by applicable law, the Trustees may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the current Trustees choose to change the date, time and/or means of convening your fund’s meeting, the fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

Meeting Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to the proposals. For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, the presence in person or by proxy of a majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the annual meeting. For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal

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at the annual meeting, except that for any proposal on which the preferred shares or common shares vote as separate classes, thirty percent of the shares of each class entitled to vote constitutes a quorum for the transaction of business with respect to that proposal by that class.

The tellers will count the total number of votes cast “for” approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting authority on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but do not count as votes cast for a proposal. With respect to Proposal 1a and 1b, neither abstentions nor broker non-votes have an effect on the outcome of the proposal.

The documents that authorize Putnam Fiduciary Trust Company or Putnam Investor Services, Inc. to act as Trustee or servicing agent for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company or Putnam Investor Services will vote the shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that a proposal will be acted upon (approved or disapproved) and that Putnam Fiduciary Trust Company or Putnam Investor Services, each of which is an affiliate of Putnam Investment Management, LLC (“Putnam Management”) may benefit indirectly from the approval or disapproval, in accordance with the Trustees’ recommendations, of the proposals.

Shareholders who object to a proposal in this Proxy Statement will not be entitled under Massachusetts law or the Agreement and Declaration of Trust of the particular fund to demand payment for, or an appraisal of, their shares.

The Amended and Restated Bylaws of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust each include a provision (together, the “Control Share Provision”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the fund. The Control Share Provision is primarily intended to protect the interests of the fund and its shareholders by limiting the risk that the fund will become subject to undue influence by activist investors. As described further below, the Control Share Provision does not eliminate voting rights for shares acquired in Control Share Acquisitions, but rather, it entrusts a fund’s other “non-interested” shareholders with determining whether to approve the authorization of voting rights for such shares.

Subject to various conditions and exceptions, the Amended and Restated Bylaws of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust define a “Control Share Acquisition” to include an acquisition of fund shares (other than remarketed preferred shares of a series existing as of September 18, 2020) that, but for the Control Share Provision, would entitle the beneficial owner, upon the acquisition of such shares, to vote or direct the voting of shares having voting power in the election of Trustees (except for elections of Trustees by preferred shareholders of the fund voting as a separate class) within any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power.

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Shares acquired before September 18, 2020 are excluded from the definition of Control Share Acquisition, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds. Subject to various conditions and procedural requirements set forth in the Amended and Restated Bylaws of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, including the delivery of a “Control Share Acquisition Statement” to the fund’s Clerk setting forth certain required information, a shareholder who obtains beneficial ownership of shares in a Control Share Acquisition generally may request a vote of fund shareholders (excluding such acquiring shareholder and certain other interested shareholders) to approve the authorization of voting rights for such shares at the next annual meeting of fund shareholders, notice of which has not been given before the fund has received the Control Share Acquisition Statement.

On February 23, 2023, the Trustees of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust each determined to exempt all prior, and, until further notice, new purchases of the funds’ shares that might otherwise be deemed Control Share Acquisitions under the Control Share Provision. Thus, the Control Share Provision currently has no effect, and will not affect voting at the annual meeting in any way.

Special Rule for Proportional Voting for Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust. For funds listed on the New York Stock Exchange that have outstanding preferred shares, in accordance with the rules of the exchange, brokerage firms may vote for or against a proposal, on behalf of their clients who beneficially own the remarketed or auction rate preferred shares and from whom they have not received voting instructions, in the same proportion as votes for and against the proposal that have been received from other holders of preferred shares if (i) a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) less than 10% of the outstanding preferred shares have voted against the proposal, and (iii) for any proposal on which common and preferred shares vote together as a single class, the holders of the common shares have approved the proposal.

Other business. The current Trustees know of no matters other than those described in this proxy statement to be brought before the annual meeting. If, however, any other matters properly come before the annual meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card(s).

Simultaneous meetings. The annual meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of the other Putnam closed-end funds. It is anticipated that all annual meetings will be held simultaneously. However, if any shareholder at the annual meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, the current Trustees of your fund and employees of Franklin Advisers and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Franklin Advisers or Putnam Investor Services has in its records for their accounts (or that Franklin Advisers or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the annual meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also

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receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the annual meeting. Your fund is unaware of any such challenge at this time.

Shareholders have the opportunity to submit their voting instructions over the internet by using a program provided by a third-party vendor selected by Franklin Advisers or by automated telephone service. To vote online using the internet, please access the internet address listed on the proxy card and follow the instructions on the internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expense of the solicitation. For managing the funds’ overall proxy campaign, EQ Fund Solutions (“EQ”) will receive a proxy management fee plus reimbursement for out-of-pocket expenses. EQ will also receive fees in connection with assembling, mailing and transmitting the notice of meeting, proxy statement and related materials on behalf of the funds, tabulating those votes that are received, and any solicitation of additional votes. While the fees received by EQ will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval of the Trustees’ recommendations, the project management fees paid to EQ are estimated to be approximately $1,466 for Putnam Managed Municipal Income Trust, $1,466 for Putnam Master Intermediate Income Trust, $1,466 for Putnam Municipal Opportunities Trust, and $1,466 for Putnam Premier Income Trust (approximately $5,864 in the aggregate for all funds). In addition, banks, brokers or other financial intermediaries holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. After reimbursement of these expenses, it is estimated that Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust will incur total costs of approximately $20,131, $19,972, $20,791, and $35,056, respectively, in connection with the proxy campaign (approximately $95,950) in the aggregate for all funds). Other costs associated with the proxy campaign include the expenses of the preparation and printing of proxy materials, and postage, which are estimated to be approximately $17,448. Each fund is bearing all of its proxy campaign costs.

Revocation of proxies. Giving your proxy, whether by returning the proxy card or providing voting instructions over the internet or by telephone, does not affect your right to attend the annual meeting and vote. Proxies, including proxies given by telephone or over the internet, may be revoked at any time before they are voted, either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the internet, or (iv) by attending the annual meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Dates for receipt of shareholders’ proposals for subsequent meetings of shareholders. It is currently anticipated that your fund’s next annual meeting of shareholders will be held on April 24, 2026, although the Trustees of your fund reserve the right to set an earlier or later date for the annual meeting for the next fiscal year. Shareholder proposals that are intended to be included in the proxy

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statement for that meeting and presented at the 2026 annual meeting must have been received by your fund on or before November 25, 2025. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934. The fund may exclude from the proxy materials and consideration at a meeting certain proposals as permitted by Securities and Exchange Commission rules and state law. Shareholders who wish to make a proposal at the 2026 annual meeting without including the proposal in the fund’s proxy statement must ensure that the proposal was received by your fund in good order and in compliance with all applicable legal requirements, including the requirements set forth in your fund’s Amended and Restated Bylaws, between January 24, 2026 and February 23, 2026. You may obtain a copy of your fund’s Amended and Restated Bylaws by submitting a request in writing to The Putnam Funds, 100 Federal Street, Boston, Massachusetts 02110.

Postponement and Adjournment. To the extent permitted by each fund’s Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may be postponed or cancelled by the Trustees upon public notice before the time scheduled for the meeting.

In addition to any ability that the persons named as proxies may have to propose and/or vote on an adjournment of any meeting of shareholders as described below, to the extent permitted by each fund’s Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to the matter. Upon motion of the chair of the meeting, the question of adjournment may (but need not) be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, such adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the quorum required for the meeting has not been met, the persons named as proxies may propose adjournment of the meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the meeting has been met, but sufficient votes in accordance with the Trustees’ recommendations are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting with respect to any or all proposals in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendation. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendation. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments may be proposed for a reasonable period or periods to permit further solicitation of proxies or for any other reason. The funds will bear the costs of any additional solicitation and of any adjourned session. Any proposal for which sufficient votes consistent with the Trustees’ recommendation have been received may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal that may properly come before the meeting.

The record date initially set for a meeting will continue to apply to any adjourned or postponed session of that meeting, unless the Trustees fix a new record date for the meeting. If a new record date is fixed for a meeting, any proxy received by a fund from a shareholder who was a shareholder of record on both the record date originally set for the meeting and the new record date for the meeting will remain in full force and effect unless explicitly revoked by the shareholder.

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Duplicate mailings. As permitted by SEC rules, the funds’ practice is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact EQ Fund Solutions by phone at 1-800-967-5051 or contact Putnam Investor Services by mail at P.O. Box 219697, Kansas City, MO 64121-9697.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, P.O. Box 219697, Kansas City, MO 64121-9697 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting www.franklintempleton.com.

Fund Information

Franklin Advisers, Inc. Franklin Advisers is the funds’ investment adviser and is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. Franklin Resources, Inc., whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating as Franklin Templeton. The address of Franklin Advisers is also One Franklin Parkway, San Mateo, California 94403.

Franklin Templeton Investment Management Limited. Franklin Templeton Investment Management Limited (“FTIML”) is a registered investment adviser that has been retained by Franklin Advisers as investment sub-adviser or sub-manager with respect to a portion of the assets of the funds, and is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. The address of FTIML is 78 Cannon Street, London, England, EC4N 6HL.

Franklin Templeton Services, LLC. Franklin Templeton Services, LLC (“FT Services”) has been retained by Franklin Advisers to provide certain administrative and other services, and is an indirect, wholly-owned subsidiary of Franklin Templeton. The address of FT Services is One Franklin Parkway, San Mateo, California 94403.

The funds do not have a distributor or principal underwriter.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith, have not acted in the reasonable belief that their actions were in the best interests of the fund or at least were not opposed to the best interests of the fund, or had reasonable cause to believe their actions were unlawful in the case of a criminal proceeding, or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Auditor. The current Trustees have selected PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210 as the auditor for each fund’s current fiscal year. The firm was selected primarily on the basis of its expertise as an auditor of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of PricewaterhouseCoopers LLP are expected to be available or present at the annual meeting and to have the opportunity to make a statement and respond to appropriate questions.

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The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor:

Putnam Managed Municipal Income Trust

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
October 31, 2024	$72,749	$0	$9,166	$0
October 31, 2023	$76,739	$0	$9,166	$0

Putnam Master Intermediate Income Trust

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
September 30, 2024	$170,849	$0	$13,696	$0
September 30, 2023	$177,492	$0	$15,196	$0

Putnam Municipal Opportunities Trust

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
April 30, 2024	$67,210	$0	$9,600	$0
April 30, 2023	$67,321	$0	$9,987	$0

Putnam Premier Income Trust

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
July 31, 2024	$166,945	$0	$14,281	$0
July 31, 2023	$194,526	$0	$14,281	$0

Audit Fees represent fees billed for a fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in a fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in a fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

The following tables present the amounts the fund’s auditor billed for aggregate non-audit fees to each fund, Putnam Management, as the fund’s investment manager prior to July 15, 2024, Franklin Advisers, as the fund’s investment manager for the period on and after July 15, 2024, and any entity controlling,

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controlled by or under common control with Putnam Management or Franklin Advisers that provides ongoing services to the fund in each of the fund’s last two fiscal years:

Putnam Managed Municipal Income Trust	Oct. 31, 2024: $881,202	Oct. 31, 2023: $229,798
Putnam Municipal Opportunities Trust	April 30, 2024: $673,963	April 30, 2023: $251,998
Putnam Master Intermediate Income Trust	Sept. 30, 2024: $974,493	Sept. 30, 2023: $235,828
Putnam Premier Income Trust	July 31, 2024: $1,045,078	July 31, 2023: $256,024

Pre-Approval Policies of the Audit, Compliance and Risk Committee of the Putnam Funds Board. The Audit, Compliance and Risk Committee of the Putnam Funds Board has determined that, as a matter of policy, all work performed for the funds by the funds’ auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Committee also has adopted a policy to pre-approve the engagement by Franklin Advisers and certain affiliated companies of the funds’ auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Franklin Advisers or its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why the work should be performed by that particular audit firm as opposed to another one. In reviewing these requests, the Committee considers, among other things, whether the provision of such services by the audit firm is compatible with the independence of the audit firm.

Since the beginning of the two most recently completed fiscal years of each fund, all work performed by the auditors for the funds, Putnam Management, the investment manager to the funds prior to July 15, 2024, Franklin Advisers, the investment manager to the funds on and after July 15, 2024, and any entity controlling, controlled by or under common control with Putnam Management or Franklin Advisers that provides ongoing services to the funds was approved in advance by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above.

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

Putnam Managed Municipal Income Trust	Fiscal year ended 2024: $872,036	Fiscal year ended 2023: $226,632
Putnam Municipal Opportunities Trust	Fiscal year ended 2024: $664,363	Fiscal year ended 2023: $242,011
Putnam Master Intermediate Income Trust	Fiscal year ended 2024: $960,797	Fiscal year ended 2023: $220,632
Putnam Premier Income Trust	Fiscal year ended 2024: $1,030,797	Fiscal year ended 2023: $241,743

The Audit, Compliance and Risk Committee of the funds has submitted the following report:

The Audit, Compliance and Risk Committee has reviewed and discussed with management of the funds the audited financial statements of each fund for the last fiscal year. The Audit, Compliance and Risk Committee has discussed with each fund’s independent auditor the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS No. 61), as amended, supplemented or superseded from time to time. The Audit, Compliance and Risk Committee has received the written

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disclosures and the letter from each fund’s independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit, Compliance and Risk Committee concerning independence and has discussed with the independent auditor its independence. Based on the foregoing review and discussions, the Audit, Compliance and Risk Committee recommended to the Trustees that each fund’s audited financial statements for the last fiscal year be included in each fund’s annual report to shareholders.

Manoj P. Singh (Chairperson)
Catharine Bond Hill

Gregory G. McGreevey

Marie Pillai

Section 16(a) Reports. Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, require each fund’s officers and Trustees, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of a fund’s shares, to file reports of ownership and changes in ownership with the SEC and the NYSE. Based solely on a review of the reports filed with the SEC and upon representations that no additional Section 16(a) forms were required to be filed, each of Putnam Premier Income Trust, Putnam Master Intermediate Income Trust, and Putnam Managed Municipal Income Trust believes that (during its most recently completed fiscal year), and Putnam Municipal Opportunities Trust believes that (during its current fiscal year), all Section 16(a) filing requirements applicable to each fund’s officers, current Trustees and greater than 10% beneficial owners were complied with.

Officers and other information. All of the officers of your fund are employees of Franklin Advisers or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Franklin Advisers or its affiliates, Mr. Reynolds, as well as the other affiliated officers of your fund, will benefit indirectly from the management fees and investor servicing fees paid or allowed by your fund. In addition to Mr. Reynolds, the other officers of your fund are as follows:

Name, Address[1], Year of Birth, Position(s) Held with Fund	Length of Service with the Putnam Funds[2]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor[3]
Jonathan S. Horwitz[4] (Born 1955) Executive Vice President, Principal Executive Officer, and Compliance Liaison	Since 2004	Executive Vice President, Principal Executive Officer, and Compliance Liaison, The Putnam Funds.
Stephen J. Tate (Born 1974) Vice President and Chief Legal Officer	Since 2021

General Counsel, Putnam U.S. Holdings I, LLC (“Putnam Holdings”), Putnam Management and Putnam Retail Management (2021 – Present).

Deputy General Counsel and related positions, Putnam Investments, Putnam Management and Putnam Retail Management (2004-2021).

James F. Clark[3] (Born 1974) Vice President and Chief Compliance Officer	Since 2016	Chief Compliance Officer, Putnam Holdings and Putnam Management (2016 – Present). Associate General Counsel, Putnam Investments, Putnam Management and Putnam Retail Management (2003-2015).
Michael J. Higgins[4] (Born 1976) Vice President, Treasurer, and Clerk	Since 2010	Vice President, Treasurer, and Clerk, The Putnam Funds.
Kevin R. Blatchford (Born 1967) Vice President and Assistant Treasurer	Since 2024	Director, Financial Reporting, Putnam Holdings
Graham Cole (Born 1984) Vice President and Assistant Treasurer	Since 2024	Director, Global Fund Tax, Franklin Templeton.
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Name, Address[1], Year of Birth, Position(s) Held with Fund	Length of Service with the Putnam Funds[2]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor[3]
Lindsey Hicks (Born 1979) Vice President and Assistant Treasurer	Since 2024	Controller, Fund Administration and Oversight, Franklin Templeton.
Monica Krogh (Born 1981) Vice President and Assistant Treasurer	Since 2024	Assistant Treasurer, Fund Administration and Oversight, Franklin Templeton
Ryan Wheeler (Born 1985) Vice President and Assistant Treasurer	Since 2024	Director, Fund Administration and Reporting, Franklin Templeton. Previously, Director, PricewaterhouseCoopers LLP.
Kelley Hunt (Born 1984) AML Compliance Officer	Since 2024	Manager, U.S. Financial Crime Compliance, Franklin Templeton
Jeffrey White (Born 1971) Vice President, Principal Financial Officer, Principal Accounting Officer, and Assistant Treasurer	Since 2024	Vice President, Fund Administrative and Reporting, Franklin Templeton.
Denere P. Poulack[4] (Born 1968) Assistant Vice President, Assistant Clerk, and Assistant Treasurer	Since 2004	Assistant Vice President, Assistant Clerk, and Assistant Treasurer, The Putnam Funds.

1 The address of each officer, other than as noted below, is 100 Federal Street, Boston, MA 02110. Mr. Cole’s address is 5000 Yonge St, Toronto, ON, Canada M2N0A7. Ms. Hicks’ address is 3355 Data Drive, Rancho Cordova, CA 95670. Ms. Krogh and Mr. Wheeler’s address is 300 S.E. 2nd Street, Ft. Lauderdale, FL 33301. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716. Mr. White’s address is One Franklin Way, San Mateo, CA 94403.

2 Each officer serves an indefinite term, until his or her resignation, retirement, death, or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser have been omitted.

4 Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Franklin Advisers by the funds.

Net assets of your fund as of December 31, 2024

Putnam Managed Municipal Income Trust	$297,741,485.04*
Putnam Master Intermediate Income Trust	$164,136,430.64
Putnam Municipal Opportunities Trust	$329,814,918.36
Putnam Premier Income Trust	$360,158,654.72

* Excludes the amount of aggregate liquidation preference of outstanding preferred shares of the fund.

Shares outstanding of your fund as of February 6, 2025

	Putnam Managed Municipal Income Trust	Putnam Master Intermediate Income Trust	Putnam Municipal Opportunities Trust	Putnam Premier Income Trust

Common	43,544,051.519	48,184,340.693	28,560,710.648	95,567,536.775
Series A Preferred	240	—	—	—
Series B Preferred	—	—	2,876	—
Series C Preferred	1,507	—	2,673	—

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5% Beneficial Ownership. As of March 1, 2025, to the knowledge of the funds, no person owned beneficially or of record 5% or more of any class of shares of any fund, except as noted as follows:

		Percentage
Fund Shareholder Name and Address	Holdings	Owned
Putnam Managed Municipal Income Trust (common shares)
CEDE & Company*
20 Bowling Green
New York, NY 10004-1408	42,024,967.000	96.41%
Putnam Managed Municipal Income Trust (preferred shares)
Bank of America Corporation
Bank of America, N.A.
Bank of America Corporate Center
100 N. Tryon Street
Charlotte, NC, 28255	1,607	92.00%
Putnam Master Intermediate Income Trust
CEDE & Company*
20 Bowling Green
New York, NY 10004-1408	46,113,759.000	95.70%
Sit Investment Associates, Inc.**
Sit Fixed Income Advisors II, LLC
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402	22,638,860	46.98%
Putnam Municipal Opportunities Trust (common shares)
CEDE & Company*
20 Bowling Green
New York, NY 10004-1408	27,807,500.000	97.27%
Putnam Municipal Opportunities Trust (preferred shares)
Bank of America Corporation
Bank of America Corporate Center
100 N. Tryon Street
Charlotte, NC, 28255	5,225	94.20%
Putnam Premier Income Trust
CEDE & Company*
20 Bowling Green
New York, NY 10004-1408	90,194,713.000	94.38%
Sit Investment Associates, Inc.**
Sit Fixed Income Advisors II, LLC
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402	21,695,065	23.00%

41

First Trust Portfolios L.P.#
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187	8,565,584	8.74%

• Believed to hold shares only as nominee.

** Sit Investment Associates, Inc. and Sit Fixed Income Advisors II, LLC reported beneficial ownership as of August 30, 2024 (with respect to Putnam Master Intermediate Income Trust) and as of January 7, 2025 (with respect to Putnam Premier Income Trust) in 13D/A filings with the Securities and Exchange Commission. Some or all of their positions may be reflected in Cede & Company’s positions in the funds.

# First Trust Portfolios, L.P., First Trust Advisors L.P., and The Charger Corporation reported shared beneficial share ownership as of December 31, 2023 in a 13G/A filing with the Securities and Exchange Commission. Some or all of their positions may be reflected in Cede & Company’s positions in the funds.

Putnam Investments
100 Federal Street
Boston, MA 02110
1-800-225-1581

Address correspondence to:
Putnam Investor Services
P.O. Box 219697
Kansas City, MO 64121-9697

franklintempleton.com

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APPENDIX A – PUTNAM FUNDS BOARD GOVERNANCE STRUCTURE

The following is a description of the Putnam Funds Board leadership structure and current Board Committee assignments.

Board Leadership Structure. Currently, all but two of your fund’s Trustees are Independent Trustees, meaning that they are not considered “interested persons” of your fund or Franklin Advisers. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s current Independent Trustees meet regularly as a group in executive session (i.e., without representatives of Franklin Advisers or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Board Committees. Taking into account the number, the diversity, and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s current Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Risk Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, independent counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the funds’ affairs. While risk management is the primary responsibility of the funds’ investment manager, the Trustees receive reports and presentations regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ and Franklin Advisers’ Chief Compliance Officer to receive compliance reports. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the funds’ investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost-effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

43

Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee provides oversight on matters relating to the integrity of the Putnam funds’ financial statements, compliance with legal and regulatory requirements, Codes of Ethics issues, and certain aspects of overseeing Franklin Advisers’ risk assessment and risk management. This oversight is discharged by regularly meeting with management, the funds’ independent registered public accountants, and the fund’s and Franklin Advisers’ Chief Compliance Officer, and remaining current with respect to industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and distributions by the funds by making recommendations to the Trustees regarding the amount and timing of distributions paid by the funds, and determining such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Franklin Advisers prepares recommendations for dividends and distributions, and meets regularly with representatives of Franklin Advisers to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. Information about the fees billed to the fund by the funds’ registered public accountant, as well as information about the Committee’s pre-approval policies relating to the work performed by the funds’ registered public accountant, is included beginning on page 36 of this proxy statement. Each member of the Committee is an Independent Trustee. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the New York Stock Exchange. The Board has adopted a written charter for the Committee, a current copy of which is available at https://www.putnam.com/about-putnam/board-of-trustees/ at the bottom of that page. The Committee currently consists of Messrs. Singh (Chair) and McGreevey and Mses. Pillai and Sutphen. Mr. Singh, Dr. Hill, and Ms. Murphy have each been designated an “audit committee financial expert” within the meaning of applicable SEC rules.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board and its committees, the compensation of the Trustees, and the conduct of legal affairs for the Putnam funds. The Committee also oversees Franklin Advisers’ voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of each fund’s shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each Board committee. The Committee also identifies prospective nominees for election as Trustee by considering individuals that come to its attention through the recommendation of current Trustees, Franklin Advisers or shareholders. Candidates properly submitted by shareholders will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that the recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with the fund’s by-laws and applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board, the Committee considers the skills and characteristics that it determines would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board and its committees at that point in time, and (viii) overall Board composition. The

44

Committee generally believes that the Board benefits from diversity of background, experience, and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee. The Board has adopted a written charter for the Committee, a current copy of which is available at https://www.putnam.com/about-putnam/board-of-trustees/ at the bottom of that page. The Committee is composed entirely of Independent Trustees and currently consists of Dr. Hill (Chair), Mses. Baumann and Sutphen and Mr. Putnam.

Brokerage Committee. The Brokerage Committee reviews the Putnam funds’ policies regarding the execution of portfolio trades and Franklin Advisers’ (and its affiliates’) practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Franklin Advisers (or its affiliates) to obtain brokerage and research services generally useful to it (or its affiliates) in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Ahamed (Chair), Putnam and Reynolds, and Mses. Baumann and Domotorffy, and Dr. Hill.

Contract Committee. The Contract Committee reviews and evaluates arrangements pertaining to (i) the engagement of Franklin Advisers and its affiliates to provide services to the Putnam funds, (ii) the expenditure of the open-end funds’ assets for distribution purposes pursuant to Distribution Plans of the open-end Putnam funds, and (iii) the engagement of other persons to provide certain material services to the funds, including in particular those instances where the cost of services is shared between the funds and Franklin Advisers and its affiliates or where Franklin Advisers or its affiliates have a material interest. The Committee also reviews certain matters relating to closed-end funds. In addition, the Committee also reviews communications with, and the quality of services provided to, shareholders and oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chair) and Ahamed, Mses. Baumann and Domotorffy, and Dr. Hill.

Exchange-Traded Fund Committee. The Exchange-Traded Fund Committee is responsible for assisting the Trustees in their oversight of the Putnam funds that are exchange-traded funds (“ETFs”). The Committee reviews matters arising from time to time relating to the ETFs that are not otherwise within the general subject matter purview of another committee, including, but not limited to: (i) service provider relationships that are specific to the ETFs, (ii) business, industry, legal, and regulatory matters that are specific to the ETFs, (iii) proposals relating to new ETFs, and (iii) transactions involving ETFs. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The current members are Messrs. Ahamed (Chair), McGreevey, and Reynolds, Dr. Hill, and Mses. Domotorffy, Murphy, Sutphen and Trust.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Putnam funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Franklin Advisers on behalf of the shareholders of the funds. The Committee currently consists of Ms. Baumann and Messrs. Putnam and Singh.

45

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Franklin Advisers and its affiliates to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. The Committees review the proposed investment objectives, policies and restrictions of new fund products and proposed changes to investment objectives, policies and restrictions of existing funds. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chair), Murphy and Sutphen, and Messrs. Ahamed, Reynolds, and Singh. Investment Oversight Committee B currently consists of Mses. Pillai (Chair), Baumann, and Trust, Dr. Hill, and Messrs. McGreevey and Putnam.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee oversees implementation of these policies, including fair value determinations of individual securities made by Franklin Advisers or other designated agents of the funds. The Committee also reviews (i) compliance by money market funds with Rule 2a-7 under the 1940 Act, (ii) in-kind redemptions by fund affiliates, (iii) the correction of occasional pricing errors, and (iv) Franklin Advisers’ oversight of pricing vendors. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Mr. Singh (Chair), McGreevey, and Reynolds and Mses. Murphy, Pillai, Sutphen, and Trust.

46

FRANKLIN TEMPLETON

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MANAGED MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, April 25, 2025

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Managed Municipal Income Trust, appoint Trustees George Putnam III and Barbara M. Baumann, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on April 25, 2025, at 11:00 a.m., Boston time, and may be adjourned or postponed to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not indicate a vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjourned or postponed sessions of the meeting. Unless revoked by you, your duly executed proxy card will remain in effect for any adjourned or postponed sessions of the meeting. If a new record date is fixed for the meeting, your duly executed proxy card, unless revoked, will remain in effect as to the number of shares you hold on the new record date.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 713-9960. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 25, 2025. The proxy statement of the Fund is available at:** *https://vote.proxyonline.com/Putnam/docs/2025annual.pdf*

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Managed Municipal Income Trust

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE <u>FOR</u> FIXING THE NUMBER OF TRUSTEES AT 8.	FOR	AGAINST	ABSTAIN
1A. Fixing the number of Trustees at 8.	○	○	○

THE TRUSTEES RECOMMEND A VOTE <u>FOR ALL</u> NOMINEES.

1B. Electing your Fund's nominees for Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
Nominees:	○	○	○

01) Carol L. Colman
02) Anthony Grillo
03) Eileen A. Kamerick
04) Nisha Kumar
05) Hillary A. Sale
06) Jane E. Trust

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

FRANKLIN TEMPLETON

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER 12345678910

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MANAGED MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, April 25, 2025

HOLDERS OF PREFERRED SHARES

By signing below, you, as a holder of preferred shares of Putnam Managed Municipal Income Trust, appoint Trustees George Putnam III and Barbara M. Baumann, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund preferred shares on your behalf at the meeting of shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on April 25, 2025, at 11:00 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your preferred shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not indicate a vote on a specific proposal, your preferred shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 713-9960. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 25, 2025. The proxy statement of the Fund is available at:** https://vote.proxyonline.com/Putnam/docs/2025annual.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Managed Municipal Income Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 8.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 8.	O	O	O

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.

1B. Electing your Fund's nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees:	O	O	O

01) Robert D. Agdern
02) Carol L. Colman
03) Anthony Grillo
04) Eileen A. Kamerick
05) Nisha Kumar
06) Peter Mason
07) Hillary A. Sale
08) Jane E. Trust

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

FRANKLIN TEMPLETON

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MASTER INTERMEDIATE INCOME TRUST

Annual Meeting of Shareholders, April 25, 2025

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Master Intermediate Income Trust, appoint Trustees George Putnam III and Barbara M. Baumann, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Master Intermediate Income Trust. The meeting will take place on April 25, 2025, at 11:00 a.m., Boston time, and may be adjourned or postponed to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not indicate a vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjourned or postponed sessions of the meeting. Unless revoked by you, your duly executed proxy card will remain in effect for any adjourned or postponed sessions of the meeting. If a new record date is fixed for the meeting, your duly executed proxy card, unless revoked, will remain in effect as to the number of shares you hold on the new record date.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 713-9960. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 25, 2025. The proxy statement of the Fund is available at:** *https://vote.proxyonline.com/Putnam/docs/2025annual.pdf*

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Master Intermediate Income Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 8.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 8.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.

1B. Electing your Fund's nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees:	○	○	○

01) Robert D. Agdern	05) Nisha Kumar
02) Carol L. Colman	06) Peter Mason
03) Anthony Grillo	07) Hillary A. Sale
04) Eileen A. Kamerick	08) Jane E. Trust

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

FRANKLIN TEMPLETON

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

Annual Meeting of Shareholders, April 25, 2025

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Municipal Opportunities Trust, appoint Trustees George Putnam III and Barbara M. Baumann, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on April 25, 2025, at 11:00 a.m., Boston time, and may be adjourned or postponed to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not indicate a vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjourned or postponed sessions of the meeting. Unless revoked by you, your duly executed proxy card will remain in effect for any adjourned or postponed sessions of the meeting. If a new record date is fixed for the meeting, your duly executed proxy card, unless revoked, will remain in effect as to the number of shares you hold on the new record date.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 713-9960. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 25, 2025. The proxy statement of the Fund is available at:** https://vote.proxyonline.com/Putnam/docs/2025annual.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Municipal Opportunities Trust

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) ____________ DATE ____________

SIGNATURE (IF HELD JOINTLY) ____________ DATE ____________

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **<u>FOR</u>** FIXING THE NUMBER OF TRUSTEES AT 8.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 8.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **<u>FOR ALL</u>** NOMINEES.

1B. Electing your Fund's nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees:	○	○	○

01) Carol L. Colman
02) Anthony Grillo
03) Eileen A. Kamerick
04) Nisha Kumar
05) Hillary A. Sale
06) Jane E. Trust

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

FRANKLIN TEMPLETON

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

Annual Meeting of Shareholders, April 25, 2025

HOLDERS OF PREFERRED SHARES

By signing below, you, as a holder of preferred shares of Putnam Municipal Opportunities Trust, appoint Trustees George Putnam III and Barbara M. Baumann, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund preferred shares on your behalf at the meeting of shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on April 25, 2025, at 11:00 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your preferred shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not indicate a vote on a specific proposal, your preferred shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 713-9960. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 25, 2025. The proxy statement of the Fund is available at:** *https://vote.proxyonline.com/Putnam/docs/2025annual.pdf*

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Municipal Opportunities Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 8.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 8.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.			
1B. Electing your Fund's nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees:	○	○	○

01) Robert D. Agdern
02) Carol L. Colman
03) Anthony Grillo
04) Eileen A. Kamerick
05) Nisha Kumar
06) Peter Mason
07) Hillary A. Sale
08) Jane E. Trust

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

FRANKLIN TEMPLETON

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER 12345678910

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM PREMIER INCOME TRUST

Annual Meeting of Shareholders, April 25, 2025

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Premier Income Trust, appoint Trustees George Putnam III and Barbara M. Baumann, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Premier Income Trust. The meeting will take place on April 25, 2025, at 11:00 a.m., Boston time, and may be adjourned or postponed to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not indicate a vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjourned or postponed sessions of the meeting. Unless revoked by you, your duly executed proxy card will remain in effect for any adjourned or postponed sessions of the meeting. If a new record date is fixed for the meeting, your duly executed proxy card, unless revoked, will remain in effect as to the number of shares you hold on the new record date.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 713-9960. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 25, 2025. The proxy statement of the Fund is available at:** *https://vote.proxyonline.com/Putnam/docs/2025annual.pdf*

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Premier Income Trust

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE <u>FOR</u> FIXING THE NUMBER OF TRUSTEES AT 8.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 8.	○	○	○

THE TRUSTEES RECOMMEND A VOTE <u>FOR ALL</u> NOMINEES.

1B. Electing your Fund's nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees:	○	○	○

01) Robert D. Agdern	05) Nisha Kumar
02) Carol L. Colman	06) Peter Mason
03) Anthony Grillo	07) Hillary A. Sale
04) Eileen A. Kamerick	08) Jane E. Trust

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]